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                                                                Exhibit 10.43

                                      Dated as of July 16, 1999

Lionbridge Technologies, Inc.
950 Winter Street, #4300
Waltham, Massachusetts  02154

Attention:  Stephen J. Lifshatz

         Re: Loan Document Modification Agreement Number 4 to that Loan Agreement dated September 26, 1997, as so amended on May 21, 1998, February 25, 1999, and May 20, 1999 (as the same may hereafter be further amended, modified supplemented, extended or restated from time to time, the "CREDIT AGREEMENT")

Ladies and Gentlemen:

         Reference is hereby made to Loan Document Modification Agreement Number 3, dated as of May 20, 1999 ("AMENDMENT NO. 3"). In such Amendment No. 3, the parties inadvertently failed to change the Credit Agreement to reflect a change in the Revolving Maturity Date. Although the change in the Revolving Maturity Date was accurately reflected in the Amended and Restated Promissory Note, the parties also wish to make such change in the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Credit Agreement.

         We hereby agree, therefore, to change the definition of Revolving Maturity Date in Section 1.1 of the Credit Agreement to mean "September 20, 1999".

         The amendment set forth above (a) does not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (b) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents.

         This Loan Document Modification Agreement Number 4 ("AMENDMENT NO. 4") may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.

         THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


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         By your signature below, you are hereby agreeing to and accepting the terms of this Amendment No. 4. If you are in agreement with the foregoing, please sign and return the enclosed copy of this Amendment No. 4 no later than July ___, 1999.

                                            Sincerely,

                                            SILICON VALLEY EAST, a Division
                                              of Silicon Valley Bank

                                            By: /s/ Andrew H. Tsao
                                               --------------------------------
                                               Name:  Andrew H. Tsao
                                               Title: Vice President

                                            SILICON VALLEY BANK

                                            By: /s/ Michelle D. Giannini
                                               --------------------------------
                                               Name: Michelle D. Giannini
                                               Title: Assistant Vice President
                                               (signed in Santa Clara, CA)

The undersigned has reviewed and
accepts and agrees to the terms
of the foregoing:

PARENT GUARANTOR:
LIONBRIDGE AMERICA, INC.

By:  /s/ Rory J. Cowan
    -------------------------------
         Name:  Rory J. Cowan
         Title: President

BORROWERS:
LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.

By:  /s/ Rory J. Cowan
    -------------------------------
         Name:  Rory J. Cowan
         Title: President

LIONBRIDGE TECHNOLOGIES B.V.

By:  /s/ Rory J. Cowan
    -------------------------------
         Name:  Rory J. Cowan
         Title: President